UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 3, 2005
Date of Report (Date of earliest event reported)

COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

1960 Bronson Road, Fairfield, Connecticut 06824
(Address of principal executive offices) (Zip Code)

(203) 255-6044
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 3, 2005, Competitive Technologies, Inc. (“CTT”) announced its results for the fourth quarter and full fiscal year ended July 31, 2005. A copy of CTT's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the attached exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01.  Financial Statements and Exhibits

 (c)  Exhibits

Exhibit No.      Description

Exhibit 99.1      Press release dated October 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: October 3, 2005	By:	/s/ Michael D. Davidson
Michael D. Davidson
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.      Description
Exhibit 99.1+     Press release dated October 3, 2005.

+ Furnished herewith